   As Filed With the Securities and Exchange Commission on September 28, 2000

                                File No. 33-86832
                                    811-8886
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ ]

                   POST-EFFECTIVE AMENDMENT NO. 8           [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                         AMENDMENT NO. 11          [X]

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 638-2596


                               Edward J. Veilleux
                                One South Street
                               Baltimore, MD 21202

                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103


  It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
      ---

       X  on October 1, 2000 pursuant to paragraph (b)
      ---

          60 days after filing pursuant to paragraph (a)(1)
      ---

          75 days after filing pursuant to paragraph (a)(2)
      ---

      on _____________ pursuant to paragraph (a) of Rule 485.

[LOGO]
FLAG INVESTORS
INVESTING WITH A DIFFERENCE-Registered Trademark-

EQUITY PARTNERS FUND, INC.
(CLASS A, CLASS B AND CLASS C SHARES)

PROSPECTUS

OCTOBER 1, 2000


The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THIS MUTUAL FUND (THE "FUND") SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL AND, SECONDARILY, CURRENT INCOME BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS.


The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares"), and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and fund expenses. (Refer to the section on "Sales Charges.")



TABLE OF CONTENTS
-----------------
INVESTMENT SUMMARY .....................................     1
FEES AND EXPENSES OF THE FUND ..........................     3
INVESTMENT PROGRAM .....................................     4
THE FUND'S NET ASSET VALUE .............................     4
HOW TO BUY SHARES ......................................     5
HOW TO REDEEM SHARES ...................................     6
TELEPHONE TRANSACTIONS .................................     6
SALES CHARGES ..........................................     7
HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU ..........     9
DIVIDENDS AND TAXES ....................................     9
INVESTMENT ADVISOR AND SUB-ADVISOR .....................    10
FINANCIAL HIGHLIGHTS ...................................    11


FLAG INVESTORS FUNDS
P.O. BOX 515
BALTIMORE, MD 21203

INVESTMENT SUMMARY
-------------------------------------------------------------------------------


OBJECTIVES AND STRATEGIES

     The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.

     In selecting investments for the Fund's portfolio, the Fund's investment advisor and sub-advisor (the "Advisors") use a "flexible value" approach. With this approach, they try to find securities of companies that are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow or asset values. In evaluating a company's potential, the Advisors also consider other factors such as earnings growth, industry position and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies.


RISK PROFILE


     The Fund may be suited for you if you are willing to accept the risks and uncertainties of the stock markets in the hope of achieving above-average long-term capital appreciation.


     GENERAL STOCK RISK. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. The prices of common stocks purchased by the Fund will fluctuate based upon investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.


     STYLE RISK. As with any investment strategy, the "flexible value" strategy used in managing the Fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.


     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

FUND PERFORMANCE

     The following bar chart and table show the performance of the Class A Shares both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

[CHART]

                  CLASS A SHARES* FOR YEARS ENDED DECEMBER 31,


           1996        28.62%
           1997        24.49%
           1998        25.30%
           1999         7.30%


* The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If it did, returns would be less than those shown. For the period from December 31, 1999 through June 30, 2000, the total return for Class A Shares was (9.35)%.


     During the 4-year period shown in the bar chart, the highest return for a quarter was 29.97% (quarter ended 12/31/98) and the lowest return for a quarter was (16.63)% (quarter ended 9/30/98).



AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 1999)

                                       CLASS A SHARES(1)   CLASS B SHARES(1)    S&P 500(2)     CLASS C SHARES    S&P 500(2)
Past One Year ....................          1.40%                1.18%            21.04%           5.44%           21.04%
Since Inception ..................     20.23% (2/13/95)    20.51% (2/13/95)      28.42%(3)    23.27% (10/28/98)   29.96%(4)

--------------

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the current maximum sales charges which increased on January 18, 2000.


(2) The Standard & Poor's 500 Index (the "S&P 500 Index") is an unmanaged index that is a widely recognized benchmark of general market performance. The S&P 500 Index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(3)  For the period from 1/31/95 through 12/31/99.

(4)  For the period from 10/31/98 through 12/31/99.

FEES AND EXPENSES OF THE FUND
-------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                        CLASS A       CLASS B         CLASS C
                                                                                        SHARES        SHARES          SHARES
                                                                                     INITIAL SALES  DEFERRED SALES  DEFERRED SALES
SHAREHOLDER FEES:                                                                       CHARGE        CHARGE          CHARGE
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                          ALTERNATIVE    ALTERNATIVE     ALTERNATIVE
                                                                                     -------------  --------------  --------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
   of offering price) ............................................................        5.50%*        None            None
Maximum Deferred Sales Charge (Load) (as a percentage of original
   purchase price or redemption proceeds, whichever is lower) ....................        1.00%*        5.00%**         1.00%***
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ......................        None          None            None
Redemption Fee ...................................................................        None          None            None
Exchange Fee .....................................................................        None          None            None

ANNUAL FUND OPERATING EXPENSES:
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees ..................................................................        0.77%         0.77%           0.77%
Distribution and/or Service (12b-1) Fees .........................................        0.25%         0.75%           0.75%
Other Expenses (including a 0.25% shareholder servicing fee for
   Class B and Class C Shares) ...................................................        0.16%         0.41%           0.41%
                                                                                          -----         -----           -----
Total Annual Fund Operating Expenses .............................................        1.18%         1.93%           1.93%
                                                                                          =====         =====           =====


--------------

  * You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See "Sales Charges -- Redemption Price")


 ** You will pay a deferred sales charge if you redeem your shares within six years after your purchase. The amount of the charge declines over time and eventually reaches zero. Seven years after your purchase, your Class B Shares will automatically convert to Class A Shares. (See "Sales Charges -- Redemption Price."


*** You will pay a deferred sales charge if you redeem your shares within one year after your purchase. (See "Sales Charges -- Redemption
     Price.")


EXAMPLE:

     This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.


     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                           1 YEAR      3 YEARS       5 YEARS         10 YEARS
                           ------      -------       -------         --------
Class A Shares .........    $664        $904          $1,163          $1,903
Class B Shares .........    $696        $906          $1,242          $1,968
Class C Shares .........    $296        $606          $1,042          $2,254

     You would pay the following expenses if you did not redeem your shares:

Class A Shares .........    $664        $904          $1,163          $1,903
Class B Shares .........    $196        $606          $1,042          $1,968
Class C Shares .........    $196        $606          $1,042          $2,254


     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section entitled "Sales Charges".) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM
-------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS


     The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.


     The Advisors are responsible for managing the Fund's investments. (Refer to the section entitled "Investment Advisor and Sub-Advisor".) In selecting equity investments for the Fund, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks of companies that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a company's potential, the Advisors also consider other factors such as earnings growth, industry position and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies.


     An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. No one can predict how the markets will behave in the future. As with any investment approach, the Advisors' "flexible value" strategy will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market. There can be no guarantee that the Fund will achieve its goals.


     To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in high quality, short-term money market instruments and U.S. Government obligations. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.



THE FUND'S NET ASSET VALUE
-------------------------------------------------------------------------------


     The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section entitled "Sales Charges" for details on how and when these charges may or may not be imposed.


     The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact the Transfer Agent for information about whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.


     In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are either not readily available or unreliable, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.


     You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

     The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES
-------------------------------------------------------------------------------


     You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund.


     You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.


     Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.



INVESTMENT MINIMUMS

     Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

     - If you are investing in an IRA account, your initial investment may be as low as $1,000.


     - If you are a shareholder of any other Flag Investors fund, your initial investment may be as low as $500.


     - If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

     - There is no minimum investment requirement for qualified retirement plans such as 401(k), pension, or profit sharing plans.

INVESTING REGULARLY


     You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.


     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer, or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

     SYSTEMATIC PURCHASE PLAN. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES
-------------------------------------------------------------------------------


     You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than or equal to $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section entitled "Telephone Transactions" for more information on this method of redemption.


     Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

     1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

     2) If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

     3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

     4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust, or fiduciary.

OTHER REDEMPTION INFORMATION

     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.


     If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS
-------------------------------------------------------------------------------


     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.


     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.


     During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES
-------------------------------------------------------------------------------
PURCHASE PRICE

     The price you pay to buy shares will be the Fund's offering price; this is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:


                            CLASS A SALES
                          CHARGE AS A % OF
                         --------------------
                         OFFERING  NET AMOUNT     CLASS B       CLASS C
AMOUNT OF PURCHASE        PRICE    INVESTED    SALES CHARGE   SALES CHARGE
-------------------------------------------------------------------------------
Less than $50,000 .....   5.50%     5.82%          None           None
$50,000 - $99,999 .....   4.50%     4.71%          None           None
$100,000 - $249,999 ...   3.50%     3.63%          None           None
$250,000 - $499,999 ...   2.50%     2.56%          None           None
$500,000 - $999,999 ...   2.00%     2.04%          None           None
$1,000,000 and over ...   None      None           None           None
-------------------------------------------------------------------------------


     Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled "Redemption Price" for details. Your securities dealer may be paid a commission at the time of your purchase.


     The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for reduced sales charges. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.


     LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of your Class A Shares will be redeemed to pay this difference.


     PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

     1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the prior 90 days.

     2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

     3) If you are a current or retired Director of this or any affiliated Fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, or a broker-dealer authorized to sell shares of the Fund.

     4) If you are buying shares in any of the following types of accounts:

        (i)    A qualified retirement plan;

        (ii)   A Flag Investors fund payroll savings plan program;

        (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

PURCHASES BY EXCHANGE


     You may exchange Class A, B, or C shares of any other Flag Investors fund for an equal dollar amount of Class A, B or C Shares, respectively, without payment of the sales charges described above or any other charge up to four times a year. You may not exchange shares of Flag Investors Cash Reserve Prime Shares for shares of the Fund unless you acquired those shares through a prior exchange from shares of another Flag Investors fund. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

     The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


                                        SALES CHARGE AS A PERCENTAGE
                                   OF THE DOLLAR AMOUNT SUBJECT TO CHARGE
                                          (AS A % OF COST OR VALUE)
                             --------------------------------------------------
                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
YEAR SINCE PURCHASE           SALES CHARGE     SALES CHARGE     SALES CHARGE
-------------------------------------------------------------------------------
First ....................       1.00%*           5.00%            1.00%
Second ...................       0.50%*           4.00%            None
Third ....................       None             3.00%            None
Fourth ...................       None             3.00%            None
Fifth ....................       None             2.00%            None
Sixth ....................       None             1.00%            None
Thereafter                       None             None             None
-------------------------------------------------------------------------------



* You will pay a sales charge when you redeem Class A Shares within two years of purchase only if your shares were purchased at net asset value because they were part of an investment of $1,000,000 or more.


     DETERMINATION OF SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

     1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

     2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

     3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge that was in effect at the time of your original purchase.


     4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

     WAIVER OF SALES CHARGE. You may redeem shares without paying a sales charge under any of the following circumstances:

     1) If you are exchanging your shares for shares of another Flag Investors fund of the same class.

     2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

     3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

     4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

        (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

        (ii) Either you or your representative notifies your securities dealer, servicing agent, or the Transfer Agent that such circumstances exist.

     5) If you are redeeming Class A Shares, your original investment was at least $3,000,000, and your securities dealer has agreed to return to the Fund's distributor any payments the dealer received when you bought your shares.


     AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
-------------------------------------------------------------------------------

     Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

     If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

     If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

     If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.


     Your securities dealer is paid a fee when you buy your shares and an annual fee for as long as you hold your shares. For Class A and Class B Shares, the annual fee begins when you purchase your shares. For Class C Shares, it begins one year after you purchase your shares. In addition to these payments, the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.


     Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.


DISTRIBUTION PLANS AND SHAREHOLDER SERVICING


     The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares. In addition, the Fund may pay shareholder servicing fees on Class B and Class C Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee of 0.75% of average daily net assets and an annual shareholder servicing fee of 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES
-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of semi-annual dividends and to distribute net capital gains at least annually.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state, local and foreign taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Flag Investors fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.


     If you are a non-U.S. investor in the Fund may you be subject to U.S. withholding and estate tax and are encouraged to consult your tax advisor prior to investing in the Fund.


     More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR
-------------------------------------------------------------------------------


     Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $12.8 billion of net assets as of August 31, 2000.


     ICCC is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.


     ABIM is a registered investment advisor with approximately $10.8 billion under management as of August 31, 2000. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. DB Alex. Brown LLC owns the remaining 50% general partnership interest in ABIM.

     ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

     As compensation for its services for the fiscal year ended May 31, 2000, ICCC received from the Fund a fee equal to 0.77% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee.


PORTFOLIO MANAGER


     Lee S. Owen has been responsible for managing the Fund's assets since its inception. Mr. Owen, who has 28 years of investment experience, joined ABIM as a Vice President in 1983. From 1972 to 1983, Mr. Owen was a Vice President and Portfolio Manager for T. Rowe Price Associates. Mr. Owen is a 1970 graduate of Williams College and received his M.B.A. from the University of Virginia in 1972. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


     The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years for Class A and Class B Shares and since commencement of operations for Class C Shares. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is included in the Fund's Annual Report, which is available upon request.


(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------


                                                                                       CLASS A SHARES
                                                                                 FOR THE YEARS ENDED MAY 31,
                                                                  ----------------------------------------------------------
                                                                      2000       1999        1998       1997        1996
                                                                      ----       ----        ----       ----        ----
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period ....................      $25.68     $21.29      $16.93      $13.09      $10.77
                                                                    ------     ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/
      (expenses in excess of income) .........................        0.10      (0.01)       0.05        0.08        0.17
   Net realized and unrealized gain/(loss)
      on investments .........................................       (3.54)      4.70        4.60        3.96        2.29
                                                                    ------     ------      ------      ------      ------
   Total from Investment Operations ..........................       (3.44)      4.69        4.65        4.04        2.46
LESS DISTRIBUTIONS FROM:
   Net investment income and net realized
      short-term gains .......................................       (0.03)     (0.03)      (0.10)      (0.13)      (0.14)
   Net realized long-term gains ..............................       (0.99)     (0.27)      (0.19)      (0.07)         --
                                                                    ------     ------      ------      ------      ------
   Total distributions .......................................       (1.02)     (0.30)      (0.29)      (0.20)      (0.14)
                                                                    ------     ------      ------      ------      ------
   Net asset value at end of year ............................      $21.22     $25.68      $21.29      $16.93      $13.09
                                                                    ======     ======      ======      ======      ======
TOTAL RETURN(1) ..............................................      (13.63)%    22.31%      27.76%      31.17%      23.05%
RATIOS TO AVERAGE DAILY NET ASSETS:
   Expenses ..................................................        1.18%      1.20%       1.24%       1.35%(2)    1.35%(2)
   Net investment income/
      (expenses in excess of income) .........................        0.38%     (0.02)%      0.29%       0.61%(3)    1.52%(3)
SUPPLEMENTAL DATA:
   Net assets at end of year (000) ...........................    $214,677   $283,950    $198,387    $113,030     $64,230
   Portfolio turnover rate ...................................       32.37%     21.21%       7.94%      17.60%       0.73%


------------------------
 (1) Total return excludes the effect of sales charge.

 (2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.48% and 1.77% for the years ended May 31, 1997 and 1996, respectively.

 (3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48% and 1.10% for the years ended May 31, 1997 and 1996, respectively.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


                                                                                       CLASS B SHARES
                                                                                 FOR THE YEARS ENDED MAY 31,
                                                                   ---------------------------------------------------------
                                                                      2000       1999        1998       1997        1996
                                                                      ----       ----        ----       ----        ----
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period ....................      $25.29     $21.10      $16.84      $13.03      $10.75
                                                                    ------     ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/
      (expenses in excess of income) .........................       (0.09)     (0.14)      (0.06)      (0.04)       0.07
   Net realized and unrealized gain/(loss)
      on investments .........................................       (3.46)      4.60        4.54        3.96        2.31
                                                                    ------     ------      ------      ------      ------
   Total from Investment Operations ..........................       (3.55)      4.46        4.48        3.92        2.38
LESS DISTRIBUTIONS FROM:
   Net investment income and net realized
      short-term gains .......................................       (0.03)        --       (0.03)      (0.04)      (0.10)
   Net realized long-term gains ..............................       (0.99)     (0.27)      (0.19)      (0.07)         --
                                                                    ------     ------      ------      ------      ------
   Total distributions .......................................       (1.02)     (0.27)      (0.22)      (0.11)      (0.10)
                                                                    ------     ------      ------      ------      ------
   Net asset value at end of year ............................      $20.72     $25.29      $21.10      $16.84      $13.03
                                                                    ======     ======      ======      ======      ======
TOTAL RETURN(1) ..............................................      (14.29)%    21.39%      26.81%      30.28%      22.17%
RATIOS TO AVERAGE DAILY NET ASSETS:
   Expenses ..................................................        1.93%      1.95%       1.98%       2.10%(2)    2.10%(2)
   Net investment income/
      (expenses in excess of income) .........................       (0.37)%    (0.77)%     (0.47)%     (0.16)%(3)   0.71%(3)
SUPPLEMENTAL DATA:
   Net assets at end of year (000) ...........................     $40,185    $52,603     $37,046     $15,670      $5,302
   Portfolio turnover rate ...................................       32.37%     21.21%       7.94%      17.60%       0.73%


--------------
 (1) Total return excludes the effect of sales charge.

 (2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.23% and 2.52% for the years ended May 31, 1997 and 1996, respectively.


 (3) Without the waiver of advisory fees, the ratio of net investment income/ (expenses in excess of income) to average daily net assets would have been (0.28)% and 0.29% for the years ended May 31, 1997 and 1996, respectively.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                                   CLASS C SHARES
                                                                           ---------------------------------
                                                                                            FOR THE PERIOD
                                                                           FOR THE YEAR     OCT. 28, 1998(1)
                                                                           ENDED MAY 31,    THROUGH MAY 31,
                                                                               2000              1999
                                                                           -------------    ----------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period ...........................         $25.27           $19.09
                                                                              ------           ------
INCOME FROM INVESTMENT OPERATIONS:
   Expenses in excess of income .....................................          (0.08)           (0.03)
   Net realized and unrealized gain/(loss)
      on investments ................................................          (3.45)            6.48
                                                                              ------           ------
   Total from Investment Operations .................................          (3.53)            6.45
LESS DISTRIBUTIONS FROM:
   Net investment income and net realized
      short-term gains ..............................................          (0.03)              --
   Net realized long-term gains .....................................          (0.99)           (0.27)
                                                                              ------           ------
   Total distributions ..............................................          (1.02)           (0.27)
                                                                              ------           ------
   Net asset value at end of period .................................         $20.72           $25.27
                                                                              ======           ======
TOTAL RETURN(2) .....................................................         (14.22)%          34.06%
RATIOS TO AVERAGE DAILY NET ASSETS:
   Expenses .........................................................           1.93%            1.85%(3)
   Expenses in excess of income .....................................          (0.39)%          (0.73)%(3)
SUPPLEMENTAL DATA:
   Net assets at end of period (000) ................................         $6,455           $3,441
   Portfolio turnover rate ..........................................          32.37%           21.21%


--------------
 (1) Commencement of operations.

 (2) Total return excludes the effect of sales charge.

 (3) Annualized.

                      THIS PAGE LEFT BLANK INTENTIONALLY.

                      THIS PAGE LEFT BLANK INTENTIONALLY.

                      THIS PAGE LEFT BLANK INTENTIONALLY.

INVESTMENT ADVISOR
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

INVESTMENT SUB-ADVISOR
ALEX. BROWN INVESTMENT MANAGEMENT
One South Street
Baltimore, Maryland 21202


DISTRIBUTOR
ICC DISTRIBUTORS, INC.

TRANSFER AGENT
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

CUSTODIAN
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

FUND COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

[LOGO]
FLAG INVESTORS
INVESTING WITH A DIFFERENCE-Registered Trademark-

      Flag Investors - P.O. Box 515 - Baltimore, MD 21203 - (800) 767-FLAG
                              www.flaginvestors.com
-------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800) 767-FLAG:

- A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

- The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


Investment Company Act File No. 811-8886                          EPPRS (10/00)

[LOGO]
FLAG INVESTORS
INVESTING WITH A DIFFERENCE-Registered Trademark-

EQUITY PARTNERS FUND, INC.
(INSTITUTIONAL SHARES)

PROSPECTUS


OCTOBER 1, 2000


The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THIS MUTUAL FUND (THE "FUND") SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL AND, SECONDARILY, CURRENT INCOME BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS.


The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the "Institutional Shares") of the Fund. Institutional Shares may be purchased only by eligible institutions, by certain qualified retirement plans or by investment advisory affiliates of DB Alex. Brown LLC or the Flag Investors family of funds on behalf of their clients.


TABLE OF CONTENTS
-----------------

INVESTMENT SUMMARY .......................................   1
FEES AND EXPENSES OF INSTITUTIONAL SHARES ................   3
INVESTMENT PROGRAM .......................................   3
THE FUND'S NET ASSET VALUE ...............................   4
HOW TO BUY INSTITUTIONAL SHARES ..........................   4
HOW TO REDEEM INSTITUTIONAL SHARES .......................   5
TELEPHONE TRANSACTIONS ...................................   5
DIVIDENDS AND TAXES ......................................   5
INVESTMENT ADVISOR AND SUB-ADVISOR .......................   6
FINANCIAL HIGHLIGHTS .....................................   7


FLAG INVESTORS FUNDS

P.O. BOX 515
BALTIMORE, MD 21203

INVESTMENT SUMMARY
-------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES

     The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.

     In selecting investments for the Fund's portfolio, the Fund's investment advisor and sub-advisor (the "Advisors") use a "flexible value" approach. With this approach, they try to find securities of companies that are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow or asset values. In evaluating a company's potential, the Advisors also consider other factors such as earnings growth, industry position and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies.

RISK PROFILE

     The Fund may be suited for you if you are willing to accept the risks and uncertainties of the stock markets in the hope of achieving above-average long-term capital appreciation.

     GENERAL STOCK RISK. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. The prices of common stocks purchased by the Fund will fluctuate based upon investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio.


     STYLE RISK. As with any investment strategy, the "flexible value" strategy used in managing the Fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

FUND PERFORMANCE

     The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.


INSTITUTIONAL SHARES* FOR YEARS ENDED DECEMBER 31,

           1997        24.76%
           1998        25.63%
           1999         7.54%


* For the period from December 31, 1999 through June 30, 2000, the total return for the Institutional Shares was (9.23)%.

     During the 3-year period shown in the bar chart, the highest return for a quarter was 30.03% (quarter ended 12/31/98) and the lowest return for a quarter was (16.57)% (quarter ended 9/30/98).




AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 1999)

                                    INSTITUTIONAL SHARES(1)          S&P 500(2)
Past One Year .....................       7.54%                       21.04%
Since Inception ...................      20.27% (2/14/96)             25.93%(3)

--------------
(1) These figures assume the reinvestment of dividends and capital gains distributions.


(2) The Standard & Poor's 500 Index (the "S&P 500 Index") is an unmanaged index that is a widely recognized benchmark of general market performance. The S&P 500 Index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(3) For the period from 1/31/96 through 12/31/99.

FEES AND EXPENSES OF INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES:
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases ....................    None
Maximum Deferred Sales Charge (Load) ................................    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .........    None
Redemption Fee ......................................................    None
Exchange Fee ........................................................    None

ANNUAL FUND OPERATING EXPENSES:
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees .....................................................   0.77%
Distribution and/or Service (12b-1) Fees ............................    None
Other Expenses ......................................................   0.16%
                                                                        -----
Total Annual Fund Operating Expenses ................................   0.93%
                                                                        =====

EXAMPLE:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR    3 YEARS      5 YEARS     10 YEARS
                                  ------    -------      -------     --------
Institutional Shares .........      $95       $296         $515       $1,143


INVESTMENT PROGRAM
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

     The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.


     The Advisors are responsible for managing the Fund's investments. (Refer to the section entitled "Investment Advisor and Sub-Advisor".) In selecting equity investments for the Fund, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks of companies that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a company's potential, the Advisors also consider other factors such as earnings growth, industry position and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies.


     An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. No one can predict how the markets will behave in the future. As with any investment approach, the Advisors' "flexible value" strategy will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market. There can be no guarantee that the Fund will achieve its goals.


     To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in high quality, short-term money market instruments and U.S. Government obligations. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE
-------------------------------------------------------------------------------


     The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern Time), it could be earlier, particularly on a day before a holiday. Contact the Transfer Agent for information about whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the liabilities attributable to the Institutional Shares from its proportionate share of the Fund's assets and dividing the result by the number of outstanding Institutional Shares.

     In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are either not readily available, or unreliable, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.


     You may buy or redeem Institutional Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

     The following sections describe how to buy and redeem Institutional
Shares.

HOW TO BUY INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

     You may buy Institutional Shares if you are any of the following:

     - An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

     - A defined contribution plan with assets of at least $75 million.


     - An investment advisory affiliate of DB Alex. Brown LLC or the Flag Investors family of funds purchasing shares for the accounts of your investment advisory clients.

     You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund.


     Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

INVESTMENT MINIMUMS

     Your initial investment must be at least $500,000.

     The following are exceptions to this minimum:


     - There is no minimum initial investment for investment advisory affiliates of DB Alex. Brown LLC or the Flag Investors family of funds purchasing shares for the accounts of their investment advisory clients.


     - There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

     - The minimum initial investment for all other qualified retirement plans is $1 million.

     - There are no minimums for subsequent investments.

PURCHASES BY EXCHANGE


     You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund up to four times a year. The Fund may modify or terminate this offer of exchange upon 60 days' notice.


     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

HOW TO REDEEM INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

     You may redeem Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.


     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.


     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

TELEPHONE TRANSACTIONS
-------------------------------------------------------------------------------


     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail.


DIVIDENDS AND TAXES
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of semi-annual dividends and to distribute net capital gains at least annually.

DIVIDEND REINVESTMENT

     Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Institutional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer, or servicing agent at least five days before the date on which the next dividend or distribution will be paid.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES


     The following summary is based on current tax laws, which may change.


     The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state, local and foreign taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale or exchange of the Fund is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Flag Investors fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.

     If you have a tax-advantaged or other retirement account you generally will not be subject to federal taxation on income and capital gains distributions until you begin receiving distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

     If you are a non-U.S. investor in the Fund you may be subject to U.S. withholding and estate tax and are encouraged to consult your tax advisor prior to investing in the Fund.

     More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.


INVESTMENT ADVISOR AND SUB-ADVISOR
-------------------------------------------------------------------------------


     Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $12.8 billion of net assets as of August 31, 2000.

     ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

     ABIM is a registered investment advisor with approximately $10.8 billion under management as of August 31, 2000. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. DB Alex. Brown LLC owns the remaining 50% general partnership interest in ABIM.


     ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.


     As compensation for its services for the fiscal year ended May 31, 2000, ICCC received from the Fund a fee equal to 0.77% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee. ICCC also may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

PORTFOLIO MANAGER

     Lee S. Owen has been responsible for managing the Fund's assets since its inception. Mr. Owen, who has 28 years of investment experience, joined ABIM as a Vice President in 1983. From 1972 to 1983, Mr. Owen was a Vice President and Portfolio Manager for T. Rowe Price Associates. Mr. Owen is a 1970 graduate of Williams College and received his M.B.A. from the University of Virginia in 1972. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Institutional Shares' financial performance since commencement of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in Institutional Shares (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is included in the Fund's Annual Report, which is available upon request.


INSTITUTIONAL SHARES (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
-------------------------------------------------------------------------------



                                                                         FOR THE YEARS ENDED MAY 31,            FEB. 14, 1996(1)
                                                                    ------------------------------------------      THROUGH
                                                                       2000        1999      1998        1997     MAY 31, 1996
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period .....................       $25.75      $21.32     $16.94     $13.10        $12.72
                                                                      ------      ------     ------     ------        ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................................         0.15        0.04       0.10       0.14          0.04
   Net realized and unrealized gain/(loss)
      on investments ..........................................        (3.53)       4.70       4.61       3.95          0.34
                                                                      ------      ------     ------     ------        ------
   Total from Investment Operations ...........................        (3.38)       4.74       4.71       4.09          0.38
LESS DISTRIBUTION FROM:
   Net investment income and net realized
      short-term gains ........................................        (0.03)      (0.04)     (0.14)     (0.18)           --
   Net realized long-term gains ...............................        (0.99)      (0.27)     (0.19)     (0.07)           --
                                                                      ------      ------     ------     ------        ------
   Total distributions ........................................        (1.02)      (0.31)     (0.33)     (0.25)           --
                                                                      ------      ------     ------     ------        ------
   Net asset value at end of period ...........................       $21.35      $25.75     $21.32     $16.94        $13.10
                                                                      ======      ======     ======     ======        ======
   TOTAL RETURN ...............................................       (13.39)%     22.53%     28.14%     31.58%         3.23%
RATIOS TO AVERAGE DAILY NET ASSETS:
   Expenses ...................................................         0.93%       0.95%      0.98%      1.10%(2)      1.10%(2,4)
   Net investment income ......................................         0.65%       0.23%      0.54%      0.81%(3)      1.20%(3,4)
SUPPLEMENTAL DATA:
   Net assets at end of period (000) ..........................     $105,505    $125,388    $94,354    $42,115        $4,235
   Portfolio turnover rate ....................................        32.37%      21.21%      7.94%     17.60%         0.73%


--------------
(1)  Commencement of operations.

(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.23% and 1.55% (annualized) for the year ended May 31, 1997, and the period ended May 31, 1996, respectively.

(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.70% and 0.75% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.

(4)  Annualized.

                      THIS PAGE LEFT BLANK INTENTIONALLY.

INVESTMENT ADVISOR
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202


INVESTMENT SUB-ADVISOR
ALEX. BROWN INVESTMENT MANAGEMENT
One South Street
Baltimore, Maryland 21202


DISTRIBUTOR
ICC DISTRIBUTORS, INC.

TRANSFER AGENT
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-553-8080

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

CUSTODIAN
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

FUND COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

[LOGO]
FLAG INVESTORS
INVESTING WITH A DIFFERENCE-Registered Trademark-


Flag Investors - P.O. Box 515 - Baltimore, MD 21203 - (800) 767-FLAG www.flaginvestors.com
-------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800)767-FLAG:

- A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

- The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


Investment Company Act File No. 811-8886                         EPIRS (10/00)

                       STATEMENT OF ADDITIONAL INFORMATION


                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ
 IN CONJUNCTION WITH A PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS OF THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY
WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE IN
 THIS STATEMENT OF ADDITIONAL INFORMATION. A COPY OF EACH PROSPECTUS AND ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE,
                        MARYLAND 21202, (800) 767-FLAG.



            Statement of Additional Information Dated October 1, 2000
              relating to Prospectuses Dated October 1, 2000 for:
          Flag Investors Equity Partners Class A Shares, Flag Investors
              Equity Partners Class B Shares, Flag Investors Equity
             Partners Class C Shares and Flag Investors Equity Partners
                            Institutional Shares

TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY ...........................................    3
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS ...................    4
VALUATION OF SHARES AND REDEMPTION ........................................   10
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS ......................   11
MANAGEMENT OF THE FUND ....................................................   15
INVESTMENT ADVISORY AND OTHER SERVICES ....................................   22
DISTRIBUTION OF FUND SHARES ...............................................   23
BROKERAGE .................................................................   28
CAPITAL STOCK .............................................................   31
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS ....................................   32
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES .........................   32
INDEPENDENT ACCOUNTANTS ...................................................   33
LEGAL MATTERS .............................................................   33
PERFORMANCE INFORMATION ...................................................   33
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .......................   35

FINANCIAL STATEMENTS ......................................................   36

APPENDIX A ................................................................  A-1

GENERAL INFORMATION AND HISTORY

     Flag Investors Equity Partners Fund, Inc. (the "Fund") is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Flag Investors Equity Partners Fund Class A Shares (the "Class A Shares"), Flag Investors Equity Partners Fund Class B Shares (the "Class B Shares"), Flag Investors Equity Partners Fund Class C Shares ("Class C Shares") and Flag Investors Equity Partners Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Equity Partners Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.


     Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the Securities and Exchange Commission ("SEC"). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.



     The Fund was incorporated under the laws of the State of Maryland on November 29, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and began operations on February 13, 1995. The Fund has offered the Institutional Shares since February 14, 1996 and the Class C Shares since October 28, 1998.



     Under a license agreement dated January 31, 1995 between the Fund and Alex. Brown & Sons Incorporated (predecessor to DB Alex. Brown LLC), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS



     The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks. The Fund may make other equity investments (including preferred stocks, convertible securities, warrants and other securities convertible into or exchangeable for common stocks). Under normal market conditions, the Fund will invest as fully as feasible in equity securities and at least 65% of the Fund's total assets will be so invested. There can be no assurance that the Fund's investment objectives will be achieved.


     The Fund is named for the three-way partnership among company management, the Fund's management and the shareholder. Companies owned by the Fund have management who are committed to the interests of their shareholders and may have a significant ownership position in their companies' stock. Similarly, the Fund's portfolio manager has a significant personal investment in the Fund's shares. Their vested interests are aligned with yours, so that achieving shareholder value is more than a stated objective. Company management, Fund management and you are linked like equity partners.


     The Fund's emphasis, as always, has been on continuous improvement in the portfolio holdings. This process involves eliminating names in which the manager's confidence has waned and adding investments in which his conviction is high. The manager tries to avoid selling his favorite long-term holdings simply because they have gone up significantly and buying weaker companies simply because their stocks have lagged. The manager's experience over the years has been that, despite various market levels, there are always good values to take advantage of by using extensive research and independent thinking.

     In addition, the Fund may invest up to 10% of its total assets in non-convertible debt securities. Up to all of any such investments may be in securities that are rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or are unrated and of similar quality. A description of the rating categories of S&P and Moody's is set forth in Appendix A to this Statement of Additional Information. Any remaining assets of the Fund not invested as described above may be invested in high quality money market instruments. For temporary defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

     Additional information about certain of the Fund's investment policies and practices are described below.

EQUITY SECURITIES

     Equity securities include common stocks, preferred stocks, warrants, and other securities that may be converted into or exchanged for common stocks. Common stocks are equity securities that represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends based on proportionate ownership. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.


     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investment in common stock of the same issuer.



BELOW INVESTMENT GRADE SECURITIES



     The Fund may invest up to 10% of its total assets (measured at the time of investment) in debt obligations that carry ratings lower than those assigned to investment grade bonds by Moody's or S&P, or that are unrated if such bonds, in the Advisor's judgement meet the quality criteria established by the Board of Directors. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gain distributions. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D (though the Fund will not purchase securities rated, at the time of purchase, below C), in the case of S&P, and from Aaa to C, in the case of Moody's.



     Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities, but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.



     Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high-yield bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available. Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.


REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

LENDING OF PORTFOLIO SECURITIES



     The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act") or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisors to be of good standing and when, in the judgment of the Advisors, the consideration that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities.



     At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Cash collateral may be invested in a money market fund managed by Bankers Trust Company (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.


FOREIGN INVESTMENT RISK CONSIDERATIONS


     From time to time, the Advisors may invest the Fund's assets in American Depositary Receipts and other securities, which are traded in the United States and represent interests in foreign issuers. The Advisors may also invest up to 10% of the Fund's assets in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers and which are not traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in dollars so changes in the relative values of the dollar and other currencies will affect the value of foreign investments. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.



     Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments that could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.


TEMPORARY INVESTMENTS

     For temporary defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the U.S. Treasury Department or by agencies of the U.S. Government.

RULE 144A SECURITIES

     The Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

INVESTMENT RESTRICTIONS


The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund will not:



     1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);



     2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. Government, its agencies and instrumentalities;



     3. Borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing;



     4.   Invest in real estate or mortgages on real estate;



     5. Purchase or sell commodities or commodities contracts provided that the Fund may invest in financial futures and options on such futures;



     6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;



     7.   Issue senior securities; or

     8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements as described in the Registration Statement.



     The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:



     1. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal or state securities laws).





VALUATION OF SHARES AND REDEMPTION

VALUATION OF SHARES


     The net asset value per Share is determined daily as of the close of the New York Stock Exchange, each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



     The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.


REDEMPTION

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


     Under normal circumstances, the Fund will redeem shares in cash. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.


     The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY


     The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.



     In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any if its net investment income or capital gains it distributes to its shareholders. .



     Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as discussed below, a federal excise tax may be imposed in the event the Fund fails to meet certain additional distribution thresholds.



     If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.


FUND DISTRIBUTIONS

     Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.


     The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and if the Fund makes an election the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholders and will be able to claim their share of the tax paid by the Fund as a refundable credit



     If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of all distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.



     In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation (including certain holding period limitations). All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.


     Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.


     Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxed on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.



     The Fund will provide an annual statement to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.



     The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether the gains or losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and / or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass-through to shareholders their pro-rata share of any foreign taxes paid by the Fund.

SALE OR EXCHANGE OF FUND SHARES


     The sale or exchange of Shares is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months; otherwise the gain or loss will be short-term. For individuals, net long-term capital gains are currently taxed at a maximum rate of 20% and net short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.



     In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of distributions payable to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.



FEDERAL EXCISE TAX; MISCELLANEOUS CONSIDERATIONS



     If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all excise taxes.



     If you are a non-U.S. Investor in the Fund you may be subject to U.S. witholding and estate tax and are encouraged to consult with your tax advisor prior to investing in the Fund.


STATE AND LOCAL TAXES

     Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.



     Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

     The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.


*TRUMAN T. SEMANS, CHAIRMAN AND DIRECTOR (10/27/26)



     Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, MD 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex.Brown Capital Advisory & Trust Company) and Director and President, Virginia Hot Springs, Inc. (property management). Formerly, Managing Director and Vice Chairman, Alex. Brown & Sons Incorporated (now DB Alex.Brown LLC); Director, Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).



RICHARD R. BURT, DIRECTOR (2/3/47)



     IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake

     Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1989.


*RICHARD T. HALE, DIRECTOR (7/17/45)


     Managing Director, DB Alex. Brown LLC (formerly BT Alex. Brown Incorporated); Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor). Director and President, Deutsche Asset Management Mutual Funds (registered investment companies). Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).



JOSEPH R. HARDIMAN, DIRECTOR (5/27/37)


     8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker dealer), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated, (now DB Alex.Brown LLC), 1985-1987; and General Partner, Alex. Brown & Sons Incorporated (now - DB Alex. Brown LLC), 1976-1985.


LOUIS E. LEVY, DIRECTOR (11/16/32)


     26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. MCDONALD, DIRECTOR (7/14/32)

     Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking); and Director, Victory Funds (registered investment companies). Formerly, Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies).


REBECCA W. RIMEL, DIRECTOR (4/10/51)


     The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).



ROBERT H. WADSWORTH, DIRECTOR (1/29/40)



     4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC, President, Trustee, Trust for Investment Managers (registered investment company) and President, Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund, Inc., The Central European Equity Fund, Inc., and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies); and President, The Wadsworth Group (registered investment advisor).



CARL W. VOGT, ESQ., PRESIDENT (4/20/36)



     Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment) and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); Interim President of Williams College and Director, Flag Investors Family of Funds (registered investment companies).




CHARLES A. RIZZO, TREASURER (8/5/57)

     Director, Deutsche Asset Management; Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now DB Alex. Brown LLC), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P. (now
     PricewaterhouseCoopers LLP), 1993-1997.


AMY M. OLMERT, SECRETARY (5/14/63)


     Director, Deutsche Asset Management; Formerly, Vice President, BT Alex. Brown Incorporated, (now DB Alex. Brown LLC), 1997-1999; Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1988-1997.



DANIEL O. HIRSCH, ASSISTANT SECRETARY (3/27/54)


     Director, Deutsche Asset Management.Formerly, Principal, BT Alex. Brown Incorporated, (now DB Alex. Brown), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.


--------------------
* Messrs. Semans and Hale are directors who are "interested persons" as defined in the Investment Company Act.


     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, advised, or administered by Investment Company Capital Corporation ("ICCC") or its affiliates. There are currently 23 funds in the Flag Investors Funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of 18 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as Director of 20 other funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald and Wadsworth serve as Directors of each fund in the Fund Complex. Mr. Vogt serves as President of 22 funds in the Fund Complex. Mr. Rizzo serves as Treasurer, Ms. Olmert serves as Secretary and Mr. Hirsch serves as Assistant Secretary, of each of the funds in the Fund Complex.



     Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, DB Alex. Brown LLC in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.



     With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of ICCC or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") and Mr. Vogt, the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended May 31, 2000, Independent Directors' fees (including fees paid to the Fund's President) attributable to the assets of the Fund totaled approximately $11,479.



     The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended May 31, 2000.


                               COMPENSATION TABLE


Name of Person, Position                    Aggregate
                                            Compensation
                                            From the Fund and            Pension or
                                            Fund Complex                 Retirement          Total Compensation From
                                            Payable to Directors         Benefits            the Fund and Fund Complex
                                            for the Fiscal               Accrued as          Payable to Directors for the
                                            Year Ended May 31, 2000      Part of Fund        Fiscal Year Ended May 31,
                                            2000                         Expenses            2000
                                            -------------------------------------------------------------------------------------
Truman T. Semans, Chairman and Director(1)  $0                           $0                                  $0

Richard T. Hale, Director(1)                $0                           $0                                  $0

Robert H. Wadsworth, Director(7)            $743(2)                      $0(3)                    $19,500 for service on 12
                                                                                                  Boards in the Fund Complex
Joseph R. Hardiman, Director                $1,616                       $0(3)                    $39,000 for service on 12
                                                                                                  Boards in the Fund Complex
Louis E. Levy, Director                     $2,031                       $0(3)                    $49,000 for service on 12
                                                                                                  Boards in the Fund Complex
Eugene J. McDonald, Director                $2,031(2)                    $0(3)                    $49,000 for service on 12
                                                                                                  Boards in the Fund Complex
Rebecca W. Rimel, Director                  $1,618(2)                    $0(3)                    $39,000 for service on 12(4)
                                                                                                  Boards in the Fund Complex
Carl W. Vogt, Esq., Director(6)             $1,616(2)                    $0(3)                    $39,000 for service on 12
                                                                                                  Boards in the Fund Complex


                                    Page 19

Richard R. Burt, Director(7)                $743(2)                      $0                       $19,500 for service on 12
                                                                                                  Boards in the Fund Complex
James Cunnane(5)                            $873(2)                      $0                       $19,500 for service on 12
                                                                                                  Boards in the Fund Complex


--------------------


(1) Denotes an individual who is an "interested person" as defined in the 1940 Act.



(2) All of the amounts payable to Ms. Rimel and Messrs. Burt, Cunnane, McDonald, Vogt and Wadsworth were deferred pursuant to the Fund Complex's Deferred Compensation Plan.



(3) The Fund Complex has adopted a Retirement Plan for eligible Directors and the Fund's President, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended May 31, 2000 was $18,141.



(4) Ms. Rimel received (prior to her appointment or election as Director to all of the funds in the Fund Complex) proportionately higher compensation from each fund for which she served as a Director.



(5)  Retired, effective October 7, 1999.



(6) Retired as Fund Director, effective October 7, 1999. Currently, President of the Fund.



(7)  Elected to the Fund's board, effective October 7, 1999.



     The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Administrator or its respective affiliates (the "Directors' Retirement Plan") and a retirement plan for a former Director serving as the Fund's President (collectively, the "Retirement Plans"). After completion of six years of service, each participant in the Retirement Plans will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plans are unfunded and unvested. The Fund currently has two participants in the Directors' Retirement Plan, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, each of whom qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, as Directors in the Fund Complex and will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. McDonald has qualified for, but has not received, benefits.



     Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1999 are as follows: for Ms. Rimel, 4 years; for Mr. Levy, 5 years; for Mr. McDonald, 7 years; for Mr. Vogt, 4 years; for Mr. Hardiman, 1 year; and for Messrs. Burt and Wadsworth, 0 years.


        Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service      Chairmen of Audit and              Other Participants
                      Executive Committees
6 years               $ 4,900                            $ 3,900
7 years               $ 9,800                            $ 7,800
8 years               $14,700                            $11,700
9 years               $19,600                            $15,600
10 years or more      $24,500                            $19,500


     Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Levy, McDonald, Vogt, and Wadsworth and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of 10 years.


CODE OF ETHICS


     The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Fund's Code permits access persons to engage in personal trading provided that the access persons comply with the provisions of the advisor's or sub-advisor's Code of Ethics, as applicable, and requires that each of these Codes be approved by the Board of Directors. In addition, the Fund's Code contains reporting requirements applicable to disinterested Directors of the Fund. The Fund's advisor, Investment Company Capital Corporation ("ICCC" or the "Advisor"), and sub-advisor, Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor) have adopted Codes of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics permit access persons to invest in securities that may be purchased or held by the Fund for their own accounts, but require compliance with the Codes' preclearance requirements. In addition, the Codes provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. The Codes also prohibit short term trading profits and personal investment in initial public offerings. The Codes require prior approval with respect to purchases of securities in private placements.

     The Fund's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.



     The codes are on public file with, and are available from, the SEC.



INVESTMENT ADVISORY AND OTHER SERVICES


     ICCC, the investment advisor, is an indirect subsidiary of Deutsche Bank AG. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc. ("BB&O") a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. DB Alex. Brown LLC owns the remaining 50% general partnership interest in ABIM. ICCC also serves as investment advisor and ABIM serves as sub-advisor to other funds in the Flag Investors family of funds. On May 17, 2000, ABIM and BB&O entered into an Agreement and Sale of Partnership Interests ("Sale Agreement") with DB Alex. Brown that will result in BB&O holding all partnership interests in ABIM, effective as of a March 2001 closing date.



     The March 2001 closing date for the Sale Agreement is contingent upon, among other events, the approval of new sub-advisory agreements reflecting the sale by the shareholders of the Fund and Flag Investors Value Builder, Inc., another mutual fund to which ABIM provides sub-advisory services.



     Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to ABIM, provided that ICCC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICCC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and ABIM to the Fund are not exclusive and ICCC and ABIM are free to render similar services to others.



     As compensation for its services, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly, at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICCC, payable from its advisory fee, based on the Fund's average daily net assets. This fee is calculated daily and payable monthly, at the annual rate of 0.65% of the first $50 million, 0.50% of the next $150 million and 0.40% of the amount in excess of $200 million. Prior to September 1, 2000, the annual rates were 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount in excess of $200 million.



     The Investment Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICCC may terminate the Investment Advisory Agreement on 60 days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company
Act). The Sub-Advisory Agreement has similar termination provisions.



     Advisory fees paid by the Fund to ICCC and sub-advisory fees paid by ICCC to ABIM for the last three fiscal years were as follows:



                                   YEAR ENDED

Fees Paid To:     May 31, 2000           May 31, 1999           May 31,1998
-------------     ------------           ------------           -----------
ICCC              $3,363,312             $2,864,847             $2,090,159
ABIM              $2,450,836             $2,089,053             $1,535,410


     ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services.")

DISTRIBUTION OF FUND SHARES


     ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement which provides for distribution of each class of shares.

     The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.


     The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.



     ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.



     In addition, with respect to the Class A, Class B and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.



     As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services as described above for the Class B and Class C Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and Class C Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.) ICC Distributors receives no compensation for distributing the Institutional Shares.


     As compensation for providing distribution and shareholder services to Fund for the last three fiscal years, the Fund's distributor received aggregate fees in the following amounts:


                            FISCAL YEAR ENDED MAY 31,

         Fee                        2000             1999             1998
         ---                        ----             ----             ----
12b-1 Fee                           $1,067,512       $871,064         $447,239(1)

Shareholder Servicing Fee           $122,000         $101,631          $51,052(2)
(Class B Shares)

Shareholder Servicing Fee           $17,060          $1,324            N/A
(Class C Shares)

(1) Of this amount, Alex. Brown & Sons Incorporated, the Fund's distributor prior to August 31, 1997, received $110,677 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $336,562.



(2) Of this amount, Alex. Brown & Sons Incorporated, the Fund's distributor prior to August 31, 1997, received $11,761 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $39,291.



     Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted plans of distribution for each of its classes of Shares (except the Institutional Shares) (the "Plans"). Under each plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.



     In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Stock").


     During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

     Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, ICC Distributors pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

GENERAL INFORMATION


     The Fund's distributor received commissions on the sale of Flag Investors Class A Shares and contingent deferred sales charges on Flag Investors Class B and Class C Shares and retained from such commissions and sales charges the following amounts.



                                                             Fiscal Year Ended May 31,
-----------------------------------------------------------------------------------------------------------------------
                                          2000                         1999                           1998
                                          ----                         ----                           ----
Class                           Received       Retained      Received       Retained        Received        Retained
-----                           --------       --------      --------       --------        --------        --------
Class A Commissions             $399,923          $0         $431,662         $  0          $571,016(1)     $536,314(3)

Class B Contingent              $236,320          $0         $420,883         $  0          $648,704(2)     $632,276(4)
Deferred Sales Charge

Class C Contingent
Deferred Sales Charge           $12,134           $0         $ 29,085         $  0             N/A             N/A



(1) Of this amount, Alex. Brown & Sons Incorporated, the Fund's distributor prior to August 31, 1997, received $111,345 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $459,671.

(2) Of this amount, Alex. Brown & Sons Incorporated, the Fund's distributor prior to August 31, 1997, received $188,711 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $459,993.



(3) Of this amount received, Alex. Brown & Sons Incorporated retained $106,124 and ICC Distributors retained $431,090, respectively.



(4) Of this amount, Alex. Brown & Sons Incorporated retained $183,389 and ICC Distributors retained $448,987, respectively.



     The Fund will pay all costs associated with its organization and registration under the Securities Act and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside Service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICCC or ABIM.


     The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

BROKERAGE


     ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates, and ICC Distributors.


     In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal.


     If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objectives.


     ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

     Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and ABIM to furnish reports and to maintain records in connection with such reviews.


     ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


     ABIM directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:


                                                 Fiscal Year Ended May 31,
-------------------------------------------------------------------------------------
                                        2000               1999               1998
-------------------------------------------------------------------------------------
Transactions Directed               $230,704,456       $156,048,156      $119,136,480
Commissions Paid                        $488,924           $299,484          $233,761


The increasing amounts of commissions reflects the growth of the Fund.


     The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of May 31, 2000, the Fund held a 6.30% repurchase agreement issued by Goldman Sachs & Co. valued at $8,874,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.


CAPITAL STOCK


     The Fund is authorized to issue shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of Shares: Flag Investors Equity Partners Fund Class A Shares, Flag Investors Equity Partners Fund Class B Shares, Flag Investors Equity Partners Fund Class C Shares and Flag Investors Equity Partners Fund Institutional Shares. The Flag Investors Equity Partners Fund Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of DB Alex. Brown LLC or the Flag Investors family of funds on behalf of their clients. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.


     Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

     There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

     As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS



     The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, PricewaterhouseCoopers LLP.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


     Bankers Trust Company ("Bankers Trust"), 130 Liberty Street, New York, New York 10006, serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended May 31, 2000, Bankers Trust was paid $57,981 as compensation for providing custody services to the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICCC up to $16.068 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended May 31, 2000, such fees totaled $173,404.



     ICCC also provides certain accounting services to the Fund. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.


Average Daily Net Assets                             Incremental Fee
------------------------------------------------------------------------
0 - $10,000,000                                      $13,000 (fixed fee)
$10,000,000 - $20,000,000                            0.100%
$20,000,000 - $30,000,000                            0.080%
$30,000,000 - $40,000,000                            0.060%
$40,000,000 - $50,000,000                            0.050%
$50,000,000 - $60,000,000                            0.040%
$60,000,000 - $70,000,000                            0.030%
$70,000,000 - $100,000,000                           0.020%
$100,000,000 - $500,000,000                          0.015%
$500,000,000 - $1,000,000,000                        0.005%
over $1,000,000,000                                  0.001%


     For the fiscal years ended May 31, 2000, 1999, and 1998 ICCC received accounting fees of $105,155, $94,427, and $77,864, respectively.

     In addition, the Fund will reimburse ICCC for the following out-of-pocket expenses incurred in connection with ICCC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, serves as independent accountants to the Fund.


LEGAL MATTERS

     Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

PERFORMANCE INFORMATION

     For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)TO THE POWER OF n = ERV

Where: P = a hypothetical initial payment of $1,000

     T = average annual total return

     n = number of years (1, 5 or 10)

     ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to use or submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or the later commencement of operations of a series or class) commenced operations.

     Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended May 31, 2000 were as follows:

                           ONE YEAR PERIOD                     FIVE YEAR PERIOD
                         ENDED MAY 31, 2000                   ENDED MAY 31, 2000                      SINCE INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
                                         AVERAGE                                AVERAGE                               AVERAGE
Class                ENDING              ANNUAL          ENDING                 ANNUAL         ENDING                 ANNUAL
                   REDEEMABLE            TOTAL         REDEEMABLE               TOTAL        REDEEMABLE                TOTAL
                     VALUE               RETURN          VALUE                  RETURN          VALUE                 RETURN
-----------------------------------------------------------------------------------------------------------------------------
Class A             $816.20             (18.38)%       $2,058.40                15.53%        $2,216.90               16.22%
Class B             $814.20             (18.58)%       $2,057.90                15.53%        $2,234.80               16.40%
Institutional       $866.10             (13.39)%          N/A                    N/A          $1,847.80               15.37%
Class C             $849.20             (15.08)%          N/A                    N/A          $1,149.90                9.18%


*February 13, 1995 for Class A and B Shares; February 14, 1996 for Institutional Shares; and October 28, 1998 for Class C Shares.


     The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA Investment Technologies Inc., Morningstar Inc., or SEI Corporation or with the performance of the Consumer Price Index, the Standard and Poor's 500 Stock Index and other market indices such as NASDAQ and the Wilshire 5000, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. In the fiscal year ended May 31, 2000 the Fund's portfolio turnover rate was 32.37% and in the fiscal year ended May 31, 1999, the Fund's portfolio turnover rate was 21.21%.



CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



     To the best of Fund management's knowledge and belief, the following persons held beneficially or of record 5% or more of the outstanding shares of a class of the Fund, as of September 5, 2000*:


                                                      Owned of        Beneficially
                 Name and Address                      Record            Owned             Percentage of Ownership
                 ----------------                      ------            -----             -----------------------
Bankers Trust Corp & Affil 401K                                             X            12.87% of Class A Shares
The  Partnershare  Plan of Bankers Trust
NY Corp & Affil
100 Plaza One
Jersey City, NJ 07311-3999

DB Alex. Brown LLC                                                          X            6.83% of Class C Shares
FBO 210-90710-15
PO Box 1346
Baltimore, MD 21203-1346

First Union  National Bankers Trust                                         X            5.95% of Institutional Shares
A/C 7028297564 CMG NC 1151
1525 Harris Blvd
Charlotte, NC 28252-8522

DB Alex. Brown LLC                                                          X            6.08% of Institutional Shares
FBO 201-00507-10
PO Box 1346
Baltimore, MD 21203-1346

Light & Co                                                                  X            6.31% of Institutional Shares
c/o  Allfirst Trust Co NA
Security Processing 101-610
PO Box 1596
Baltimore, MD 21203-1596

Mercantile Safe Deposit & Trust                                             X            6.55% of Institutional Shares
A/C 126422-7

                                    Page 35

766 Old Hammonds Ferry Rd
Lithicum, MD 21090

Banc of America Securities LLC                                              X            12.44% of Institutional Shares
116-00036-10
CAS-522-15-13
600 Montgomery Street
San Francisco, CA 94111-2702

DB Alex. Brown LLC                                                          X            30.23% of Institutional Shares
FBO 250-10788-16
PO Box 1346
Baltimore, MD 21203-1346

--------------------

* As of such date, DB Alex. Brown LLC owned less than 5% of the Fund's total outstanding Shares.



     As of September 5, 2000, Directors and officers as a group beneficially owned an aggregate of less than 1% of the Fund's total outstanding shares.


     FINANCIAL STATEMENTS


     The financial statements for the Fund for the fiscal year ended May 31, 2000 are incorporated herein by reference to the Fund's Annual Report dated May 31, 2000.

APPENDIX A



BOND AND COMMERCIAL PAPER RATINGS



STANDARD & POOR'S COMMERCIAL PAPER RATINGS



Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong" safety characteristics. Those rated A-1 reflect a "strong" degree of safety regarding timely payment.



MOODY'S COMMERCIAL PAPER RATINGS



Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.



CORPORATE BOND RATINGS



STANDARD & POOR'S BOND RATINGS



AAA - The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.



AA - Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the highest rated issues only in small degree. Also qualify as high quality debt obligations.



A - Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



BBB - Regarded as having an adequate capacity to pay interest and repay principal. While normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.



BB, B, CCC, AND CC AND C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C - May be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D - In default. Used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S BOND RATINGS



Aaa - Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa - Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as "high-grade" bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.



A - Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa - Considered as medium-grade obligations (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba - Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.



B - Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa - Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.



Ca - Speculative in a high degree. Often in default or have other marked shortcomings.



C - The lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

PART C.   OTHER INFORMATION

Item 23.  Exhibits

     (a)(1) Registrant's Articles of Incorporation, incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 22, 1995.

     (a)(2) Registrant's Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 26, 1996.

     (a)(3) Registrant's Articles Supplementary dated June 17, 1997, incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on July 31, 1998.

     (a)(4) Registrant's Articles Supplementary dated September 28, 1998, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

     (b) By-Laws, as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

     (c) Instruments Defining Rights of Securities Holders, incorporated by reference to Post-Effective Amendment Nos. 1 and 5, respectively, to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via on September 22, 1995 and October 1, 1997.

     (d)(1) Investment Advisory Agreement between Registrant and Investment Company Capital Corp., dated June 4, 1999, filed herewith.


     (d)(2) Sub-Advisory Agreement among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management dated September 1, 2000, filed herewith.

     (e)(1) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc., incorporated by Reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on July 31, 1998.

     (e)(2) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Broker-Dealers, filed herewith.

     (e)(3) Form of Shareholder Servicing Agreement between ICC Distributors, Inc. and Shareholder Servicing Agents, incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on July 31, 1998.

     (f) Not Applicable.

     (g) Custodian Agreement between Registrant and Bankers Trust Company, dated June 5, 1998, incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on July 31, 1998.

     (h) Master Services Agreement between Registrant and Investment Company Capital Corp., incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 22, 1995.

     (i)   Opinion of Counsel, filed herewith.

     (j)   Consent of PricewaterhouseCoopers LLP, filed herewith.

     (k)   Not Applicable.

     (l) Subscription Agreement, incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 22, 1995.

     (m)(1) Distribution Plan with respect to Flag Investors Class A Shares, incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on October 1, 1997.

     (m)(2) Distribution Plan with respect to Flag Investors Class B Shares, incorporated by reference to Post-Effective Amendment No. 5 to Registrant's

          Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on October 1, 1997.

     (m)(3) Distribution Plan with respect to Flag Investors Class C Shares, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

     (n)   Not applicable.

     (o) 18f-3 Plan, with exhibits through September 28, 1998, incorporated by reference to Post- Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

     (p)(1) Flag Investors Funds Code of Ethics, filed herewith.


     (p)(2) Investment Company Capital Corporation Code of Ethics, filed herewith.


     (p)(3) Alex. Brown Investment Management Code of Ethics, filed herewith.


     (q)  Powers of Attorney, filed herewith.




Item 24.   Persons Controlled by or under Common Control with Registrant

     Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

     None.

Item 25.   Indemnification

     State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

     Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

     Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

     Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.


     Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 4. References to the Maryland General Corporation Law in this
     Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

          Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

          Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

          Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this
          Article XIII have been met.

          Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

          Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

          Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26.   Business and Other Connections of the Investment Advisor.

     Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor and each director, officer or partner of the investment advisor, is or has been, engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

     During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

     Describe any other business, profession, vocation or employment of a substantial nature in which the investment sub-advisor, and each director, officer or partner of the investment sub-advisor, is or has been, engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

     During the last two fiscal years, no director or officer of Alex. Brown Investment Management, the Registrant's investment sub-advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.   Principal Underwriters

     (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.

          ICC Distributors, Inc. acts as distributor for Deutsche Banc Alex. Brown Cash Reserve Fund, Inc.,(formerly, BT Alex. Brown Cash Reserve Fund, Inc.), Flag Investors Communications Fund, Inc.,(formerly, Flag Investors Telephone Income Fund, Inc.), Flag Investors Series Fund, Inc., (formerly, Flag Investors International Fund, Inc.), Flag Investors Emerging Growth Fund, Inc., Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly, Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Funds, Inc., (formerly, Deutsche Funds, Inc.), Flag Investors Portfolios Trust, (formerly, Deutsche Portfolios), The Glenmede Fund, Inc., The Glenmede Portfolios, BT Advisor Funds, BT Institutional Funds, BT Investment Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500

          Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, and Morgan Grenfell Investment Trust,all registered open-end management investment companies.

     (b) Provide the information with respect to each director, officer or partner of each principal underwriter named in answer to Item 20.







Name and Principal Business         Position and Offices with         Position and Offices with
Address*                            Principal Underwriter             Registrant
----------------------------------- --------------------------------- --------------------------------

----------------------------------- --------------------------------- --------------------------------
John Y. Keffer                      President                         None
----------------------------------- --------------------------------- --------------------------------
Sara M. Morris                      Treasurer                         None
----------------------------------- --------------------------------- --------------------------------
David I. Goldstein                  Secretary                         None
----------------------------------- --------------------------------- --------------------------------
Richard C. Butt                     Vice President                    None
----------------------------------- --------------------------------- --------------------------------
Benjamin L. Niles                   Vice President                    None
----------------------------------- --------------------------------- --------------------------------
Margaret J. Fenderson               Assistant Treasurer               None
----------------------------------- --------------------------------- --------------------------------
Dana L. Lukens                      Assistant Secretary               None
----------------------------------- --------------------------------- --------------------------------
Nanette K. Chern                    Chief Compliance                  None
----------------------------------- --------------------------------- --------------------------------

------------------------------
  *   Two Portland Square
      Portland, ME  04101

     (c) Not applicable.



Item 28.   Location of Accounts and Records

     State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.

     Investment Company Capital Corp. ("ICCC"), Registrant's investment advisor, transfer agent and dividend disbursing agent, One South Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by ABIM, the Registrant's sub-advisor, One South Street, Baltimore, Maryland 21202, and by Bankers Trust Company, the Registrant's custodian, 130 Liberty Street, New York, New York 10006.

     In particular, with respect to the records required by Rule 31a-1(b)(1), ICCC and ABIM each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, and, in the case of ICCC, sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

Item 29.   Management Services

     Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B disclosing the parties to the contract and the total amount paid and by whom, for the Fund's last three fiscal years.

     Not Applicable.

Item 30.   Undertakings

     (a) Not Applicable.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 8 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 27th day of September, 2000.

                        FLAG INVESTORS EQUITY
                        PARTNERS FUND, INC.

                        By: /s/ Carl W. Vogt, Esq.*

                           --------------
                           Carl W. Vogt, Esq.
                           President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

---------------------------------------------------------------------------------------------------------------------------
*                                                                                  --------------------
---------------------                                                              September 27, 2000
Truman T. Semans                          Chairman and Director                    Date
---------------------------------------------------------------------------------------------------------------------------
*                                                                                  -------------------
---------------------                                                              September 27, 2000
Richard T. Hale                           Director                                 Date
---------------------------------------------------------------------------------------------------------------------------


*                                                                                  ------------------
---------------------                                                              September 27, 2000
Richard R. Burt                           Director                                 Date
---------------------------------------------------------------------------------------------------------------------------
*                                                                                  ------------------
----------------------                                                             September 27, 2000
Joseph R. Hardiman                        Director                                 Date
---------------------------------------------------------------------------------------------------------------------------
*                                                                                  -----------------------
-------------------------                                                          September 27, 2000
Louis E. Levy                             Director                                 Date
---------------------------------------------------------------------------------------------------------------------------

*                                                                                  -----------------------
-------------------------                                                          September 27, 2000
Eugene J. McDonald                        Director                                 Date
---------------------------------------------------------------------------------------------------------------------------
*                                                                                  -----------------------
-------------------------                                                          September 27, 2000
Rebecca W. Rimel                          Director                                 Date
---------------------------------------------------------------------------------------------------------------------------

*                                                                                  -----------------------
-------------------------                                                          September 27, 2000
Robert H. Wadsworth                       Director                                 Date
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
*                                                                                  -----------------------
-------------------------                                                          September 27, 2000
Carl W. Vogt, Esq.                        President                                Date
---------------------------------------------------------------------------------------------------------------------------
*                                         Chief Financial and                      -----------------------
-----------------------                   Accounting Officer                       September 27, 2000
Charles A. Rizzo                                                                   Date
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------


*By: /s/ Daniel O. Hirsch

    -------------------------------
         Daniel O. Hirsch
         Attorney-In-Fact


                   AUTHORIZATION TO EXECUTE POWERS OF ATTORNEY



PROPOSED RESOLUTIONS:


     RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the FLAG FUNDS COMPLEX on behalf of each Fund's President pursuant to a properly executed power of attorney.


     RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the FLAG FUNDS COMPLEX on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.